WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONSOLIDATED EARNINGS
     (in millions)

		REVISED(1)
	Q1		Q2	Q3	Q4	Year-to-date
	March 30,	April 1,	July 1,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2007	2007	2007	2007
Net sales and revenues:
Weyerhaeuser	$1,725	$2,178	$2,448	$2,255	$1,900	$8,781
Real Estate	371	487	559	598	715	2,359

Total net sales and revenues	2,096	2,665	3,007	2,853	2,615	11,140

Costs and expenses:
Weyerhaeuser:
Costs of products sold	1,443	1,793	2,017	1,822	1,605	7,237
Depreciation, depletion and amortization	147	156	149	157	141	603
Selling expenses	61	72	72	64	72	280
General and administrative expenses	149	165	158	145	149	617
Research and development expenses	17	16	18	18	19	71
Charges for restructuring (2)	1	3	1	16	15	35
Charges for closure of facilities (3)	53	3	16	19	78	116
Impairment of goodwill (4)	3	22	—	1	7	30
Other operating costs (income), net(5)(6)	44	24	32	3	(35)	24

	1,918	2,254	2,463	2,245	2,051	9,013

Real Estate:
Costs and operating expenses (7)	327	379	415	451	507	1,752
Depreciation and amortization	4	6	5	6	6	23
Selling expenses	36	41	45	45	48	179
General and administrative expenses	29	28	27	26	18	99
Other operating costs (income), net	(6)	(4)	4	(4)	2	(2)
Impairment of long-lived assets	33	—	12	23	93	128

	423	450	508	547	674	2,179

Total costs and expenses	2,341	2,704	2,971	2,792	2,725	11,192

Operating income (loss)	(245)	(39)	36	61	(110)	(52)

Interest expense and other:
Weyerhaeuser:
Interest expense incurred (8)	(132)	(131)	(179)	(131)	(133)	(574)
Less: interest capitalized	24	30	29	29	30	118
Interest income and other	13	20	25	20	18	83
Equity in income (loss) of affiliates	(4)	(1)	1	5	(3)	2
Real Estate:
Interest expense incurred	(12)	(12)	(16)	(16)	(13)	(57)
Less: interest capitalized	12	12	16	16	13	57
Interest income and other (9)	1	3	1	1	(6)	(1)
Equity in income (loss) of unconsolidated entities (10)	(23)	18	12	8	(13)	25

Loss from continuing operations before income taxes	(366)	(100)	(75)	(7)	(217)	(399)
Income taxes (11)	137	37	30	8	94	169

Income (loss) from continuing operations	(229)	(63)	(45)	1	(123)	(230)

Earnings from discontinued operations, net of taxes (12)	81	783	77	100	60	1,020

Net earnings (loss)	$(148)	$720	$32	$101	$(63)	$790

Basic net earnings (loss) per share:
Continuing operations	$(1.08)	$(0.27)	$(0.20)	$0.01	$(0.58)	$(1.05)
Discontinued operations	0.38	3.36	0.35	0.46	0.28	4.65

Net earnings (loss) per share	$(0.70)	$3.09	$0.15	$0.47	$(0.30)	$3.60

Diluted net earnings (loss) per share:
Continuing operations	$(1.08)	$(0.27)	$(0.20)	$0.01	$(0.58)	$(1.05)
Discontinued operations	0.38	3.36	0.35	0.46	0.28	4.65

Net earnings (loss) per share	$(0.70)	$3.09	$0.15	$0.47	$(0.30)	$3.60

Dividends paid per share	$0.60	$0.60	$0.60	$0.60	$0.60	$2.40

Weighted average shares outstanding (in thousands):
Basic	211,195	233,242	217,688	215,154	211,135	219,305
Diluted	211,195	233,242	217,688	215,828	211,135	219,305

Common and exchangeable shares outstanding at end of period (in thousands)	211,243	217,726	217,759	211,106	211,147	211,147
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
     (in millions)

(1)	First quarter 2007 results were revised to reflect an adjustment to reduce the net gain on the Domtar Transaction by $35 million after-tax. This adjustment is included in discontinued operations.

(2)	The third quarter of 2007 includes a charge of $7 million related to the restructuring of administrative functions. The fourth quarter of 2007 includes a charge of $14 million related to the restructuring of Wood Products operations.

(3)	See detail of closure charges by segment on page 4.

(4)
(a)  The first quarter of 2008 includes a charge of $3 million for the impairment of goodwill associated with U.S. Wood Products distribution facilities.
(b)  The first quarter of 2007 includes a charge of $22 million for the impairment of goodwill associated with Canadian Wood Products distribution facilities and the fourth quarter of 2007 includes a charge of $7 million associated with U.S. Wood Products distribution facilities.

(5)	Includes net foreign exchange gains (losses), primarily from fluctuations in Canadian and New Zealand exchange rates:

					Year-to-date
Q1 2008	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q4 2007
$(11)	$7	$29	$2	$7	$45
(6)
(a)  The first quarter of 2008 includes a charge of $18 million for our OSB litigation reserve, $17 million for a change in accounting for environmental remediation reserves and $5 million for the impairment of interest previously capitalized on Real Estate assets.
(b)  The first, second, and fourth quarters of 2007 include $34 million, $12 million, and $6 million, respectively, in asset impairments related to Wood Products facilities.
(c)  The second quarter of 2007 includes a $40 million charge for legal settlements and a contract termination and $6 million in additional charges related to the sale of Canadian Wood Products distribution facilities.
(d)  The third quarter of 2007 includes gains of $6 million on the sale of previously closed facility sites, a $4 million charge for a legal settlement, and charges of $13 million to transition to a new IT service provider.
(e)  The fourth quarter of 2007 includes a charge of $10 million for storm-related casualty losses, a gain of $27 million on the sale of an export facility, and gains of $12 million on sales of operations including our New Zealand joint venture.

(7)	The fourth quarter of 2007 includes income of $11 million for a warranty reserve adjustment.

(8)	The second quarter of 2007 includes a $42 million charge related to the early extinguishment of debt.

(9)	The fourth quarter of 2007 includes loan impairments of $9 million.

(10)	(a) The first quarter of 2008 includes equity investment impairments and charges related to WRI investment activities of $19 million.
(b) The first, second, and fourth quarters of 2007 include loan and equity investment impairments of $2, $1, and $19 million, respectively, or $22 million year-to-date.

(11)	The fourth quarter of 2007 includes a one-time tax benefit of $22 million related to a reduction in the Canadian federal income tax rate.

(12)	Discontinued operations include the net operating results of the Containerboard, Packaging and Recycling business for all periods presented. Discontinued operations for the first quarter of 2007 also include the net operating results of the Fine Paper business and related assets.

Results of discontinued operations exclude certain general corporate overhead costs that have been allocated to and are included in contribution to earnings for the operating segments. Discontinued operations also include an allocation of net pension income. Discontinued operations related to Containerboard, Packaging and Recycling do not include any allocation of interest expense.

Summary results of discontinued operations:

	Q1		Q2	Q3	Q4	Year-to-date
	March 30,	April 1,	July 1,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2007	2007	2007	2007
Net sales	$1,297	$1,789	$1,327	$1,293	$1,322	$5,731
Net earnings from operations (after-tax)	$81	$62	$81	$100	$82	$325
Net gain (loss) on divestiture (after-tax)	$—	$721	$(4)	$—	$(22)	$695
Net earnings from discontinued operations	$81	$783	$77	$100	$60	$1,020

(a)	The first quarter of 2007 includes a $29 million gain on the sale of a previously closed box plant site.
(b)	The third quarter of 2007 includes pre-tax income of $43 million from the settlement of litigation associated with an Ontario fine paper mill.
(c)	The fourth quarter of 2007 includes a one-time charge of $9 million related to a change in Mexican federal income tax laws.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
NET SALES AND REVENUES:
     (in millions)

	Q1		Q2	Q3	Q4	Year-to-date
	March 30,	April 1,	July 1,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2007	2007	2007	2007
Timberlands:
Logs	$143	$170	$172	$168	$149	$659
Other products	51	63	39	81	68	251

	194	233	211	249	217	910

Wood Products:
Softwood lumber	361	574	647	580	440	2,241
Engineered solid section	105	155	185	155	113	608
Engineered I-Joists	73	117	147	124	79	467
Oriented strand board	105	152	153	151	133	589
Plywood	57	100	106	89	71	366
Hardwood lumber	80	90	99	89	77	355
Other products produced	49	50	64	61	51	226
Other products purchased for resale	136	232	261	200	154	847

	966	1,470	1,662	1,449	1,118	5,699

Cellulose Fibers:
Pulp	345	405	370	345	358	1,478
Liquid packaging board	67	56	72	61	58	247
Other products	33	21	28	30	28	107

	445	482	470	436	444	1,832

Fine Paper: (1)
Paper	—	432	—	—	—	432
Coated groundwood	—	26	—	—	—	26
Other products	—	1	—	—	—	1

		459	—	—	—	459

Containerboard, Packaging and Recycling:
Containerboard	141	119	109	99	130	457
Packaging	987	951	1,043	1,015	1,010	4,019
Recycling	113	94	103	106	110	413
Bags	23	23	23	23	27	96
Other products	33	39	49	50	45	183

	1,297	1,226	1,327	1,293	1,322	5,168

Real Estate	371	487	559	598	715	2,359

Corporate and Other	120	97	105	121	121	444

Less: sales of discontinued operations	(1,297)	(1,789)	(1,327)	(1,293)	(1,322)	(5,731)

	$2,096	$2,665	$3,007	$2,853	$2,615	$11,140

(1)	First quarter 2007 results include 9 weeks of operations for the Fine Paper business and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS:
     (in millions)

		REVISED(1)
	Q1		Q2	Q3	Q4	Year-to-date
	March 30,	April 1,	July 1,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2007	2007	2007	2007
Timberlands (2)(3)(5)(6)	$116	$175	$142	$165	$152	$634
Wood Products (2)(3)(5)(7)	(277)	(167)	(123)	(131)	(313)	(734)
Cellulose Fibers (2)(3)(5)	56	22	48	79	80	229
Fine Paper (2)(3)(5)	—	20	—	—	—	20
Containerboard, Packaging and Recycling (2)(3)(5)(8)	89	67	112	104	99	382
Real Estate (3) (5)(9)	(74)	58	64	60	22	204
Corporate and Other (2)(3)(4)(5)(10)	(45)	580	(44)	(16)	(52)	468

	$(135)	$755	$199	$261	$(12)	$1,203

FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS
     (in millions)

(1)	First quarter 2007 results were revised to reflect an adjustment to reduce the pre-tax gain on the Domtar Transaction by $53 million. This adjustment is included in Corporate and Other.

(2)	Closure charges (reversals) by segment:

						Year-to-date
	Q1 2008	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007
Timberlands	$—	$—	$—	$—	$—	$—
Wood Products	53	3	15	19	78	115
Cellulose Fibers	—	—	—	(1)	—	(1)
Fine Paper	—	2	—	—	—	2
Containerboard, Packaging and Recycling	8	2	3	—	4	9
Corporate and Other	—	—	1	1	(1)	1

	$61	$7	$19	$19	$81	$126

The above closure charges include costs incurred within the company’s discontinued operations.

(3)	Share-based compensation charges recognized by segment:

						Year-to-date
	Q1 2008	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007
Timberlands	$1	$1	$—	$1	$—	$2
Wood Products	3	2	2	1	1	6
Cellulose Fibers	2	2	—	—	1	3
Containerboard, Packaging and Recycling	3	1	2	1	1	5
Real Estate	2	2	1	—	1	4
Corporate and Other	15	14	5	—	2	21

	$26	$22	$10	$3	$6	$41

(4)	Net foreign exchange gains (losses) included in Corporate and Other:

					Year-to-date
Q1 2008	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007
$(11)	$7	$34	$2	$6	$49
(5)	Effective with the first quarter of 2008, the company’s pension credits (costs) are no longer being allocated to the Weyerhaeuser operating segments. Total pension credits (costs) are reported in the Corporate and Other segment. Pension credits (costs) related to real estate operations are reported in the Real Estate segment.

Allocation of pension credits (costs) recognized by segment:

						Year-to-date
	Q1 2008	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007
Timberlands	$—	$1	$1	$1	$—	$3
Wood Products	—	5	11	13	10	39
Cellulose Fibers	—	—	4	2	2	8
Fine Paper	—	1	—	—	—	1
Containerboard, Packaging and Recycling	—	3	10	9	8	30
Real Estate	1	—	—	(1)	—	(1)
Corporate and Other	38	—	1	—	—	1

	$39	$10	$27	$24	$20	$81

PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS (CONTINUED)
     (in millions)
(6)	Additional Timberlands notes:

2007:

(a) The fourth quarter includes a charge of $10 million for storm-related casualty losses and a gain of $27 million on the sale of an export facility.

(7)	Additional Wood Products notes:

2008:

(a)   The first quarter includes a charge of $3 million for the impairment of goodwill associated with U.S. Wood Products distribution facilities and a charge of $18 million for a reserve for litigation.

2007:

(b)   The first quarter includes charges of $22 million for the impairment of goodwill associated with Canadian distribution facilities and $34 million in asset impairments related to Wood Products facilities.

(c)   The second quarter includes a charge of $17 million for the settlement of litigation, charges of $12 million in asset impairments related to Wood Products facilities and $6 million in additional charges related to the sale of Canadian distribution facilities.

(d)   The third quarter includes $7 million of income from the sale of a veneer facility and a previously closed distribution center site, charges of $4 million for the settlement of litigation, $4 million for restructuring activities and $1 million in goodwill impairment.

(e)   The fourth quarter includes charges of $14 million for restructuring activities, $7 million in goodwill impairments, $6 million in asset impairments, and a gain of $3 million on the sale of a facility.

(8)	Additional Containerboard, Packaging and Recycling notes:

2008:

(a)   The first quarter includes an $11 million benefit resulting from the cessation of depreciation on assets held for sale and $6 million of insurance proceeds related to a fire at the Closter, NJ box plant.

2007:

(b) The second quarter includes a $29 million gain on the sale of a previously closed box plant site in California and $3 million in charges related to a fire at the Closter, NJ box plant.

(c) The third quarter includes $3 million of income related to the sale of a previously closed box plant site.

(9)	Additional Real Estate notes:

2008:

(a)   The first quarter includes charges of $33 million for the impairment of homebuilding assets and $19 million related to WRI investment activities, as well as net losses on land and lots sales of ($1) million.

2007:

(b) The first, second, third, and fourth quarters include net gains on land and lot sales of $3 million, $3 million, $30 million, and $79 million, respectively, or $115 million year-to-date.

(c) The second quarter includes a gain of $42 million on the sale of an apartment project.

(d)   The first, second, third, and fourth quarters include charges for the impairment of long-lived assets and investments of $2 million, $13 million, $23 million, and $121 million, respectively, or $159 million year-to-date.

(e) The fourth quarter of 2007 includes income of $11 million for a warranty reserve adjustment.

(10)	Additional Corporate and Other notes:

2008:

(a)   The first quarter includes charges of $17 million for a change in accounting for environmental remediation liability reserves and $5 million for the impairment of interest that was previously capitalized on Real Estate assets.

2007:

(b)   The first quarter includes a $629 million pre-tax gain, the second quarter includes charges of $4 million, and the fourth quarter includes charges of $19 million related to the distribution of the Fine Paper business and related assets to Weyerhaeuser shareholders.

(c) The second quarter includes a $23 million charge for legal settlements and a contract termination.

(d) The third quarter includes a $43 million gain on the settlement of litigation and charges of $20 million for restructuring activities and the transition to a new IT service provider.

(e) The fourth quarter includes a gain of $9 million on the sale of our New Zealand joint venture.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
THIRD PARTY SALES VOLUMES:
          (in millions)

	Q1		Q2	Q3	Q4	Year-to-date
	March 30,	April 1,	July 1,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2007	2007	2007	2007
Timberlands (thousands):
Logs — cunits	781	750	762	805	764	3,081

Wood Products (millions):
Softwood lumber — board feet	1,257	1,657	1,805	1,654	1,422	6,538
Engineered solid section — cubic feet	6	7	10	8	5	30
Engineered I-Joists — lineal feet	56	82	108	92	56	338
Oriented strand board — square feet (3/8")	671	942	899	835	790	3,466
Plywood — square feet (3/8")	154	310	305	240	194	1,049
Hardwood lumber — board feet	87	89	99	93	82	363

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	442	594	524	470	482	2,070
Liquid packaging board — tons	71	67	82	72	65	286

Fine Paper (thousands): (1)
Paper — tons	—	461	—	—	—	461
Coated groundwood — tons	—	38	—	—	—	38
Paper converting — tons	—	318	—	—	—	318

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons	285	259	230	205	263	957
Packaging — MSF	17,537	17,754	18,965	18,751	18,102	73,572
Recycling — tons	628	654	656	632	638	2,580
Kraft bags and sacks — tons	23	25	23	25	26	99

Real Estate:
Single-family homes sold	926	1,684	1,139	734	595	4,152
Single-family homes closed	844	976	1,062	1,145	1,244	4,427
Single-family homes sold but not closed at end of period	1,306	2,207	2,284	1,873	1,224	1,224

(1)	First quarter 2007 results include 9 weeks of operations for Fine Paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
TOTAL PRODUCTION VOLUMES:
          (in millions)

	Q1		Q2	Q3	Q4	Year-to-date
	March 30,	April 1,	July 1,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2007	2007	2007	2007
Timberlands (thousands):
Fee depletion — cunits	2,093	2,140	2,038	2,029	1,937	8,144

Wood Products (millions):
Softwood lumber — board feet	1,187	1,427	1,451	1,405	1,207	5,490
Engineered solid section — cubic feet	6	6	9	8	5	28
Engineered I-Joists — lineal feet	58	87	114	91	47	339
Oriented strand board — square feet (3/8")	697	968	847	834	779	3,428
Plywood — square feet (3/8")	74	114	115	110	84	423
Hardwood lumber — board feet	71	73	75	80	66	294

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	455	539	419	445	448	1,851
Liquid packaging board — tons	64	60	77	72	74	283

Fine Paper (thousands): (1)
Paper — tons (2)	—	444	—	—	—	444
Coated groundwood — tons	—	43	—	—	—	43
Paper converting — tons	—	318	—	—	—	318

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons (3)	1,558	1,515	1,506	1,575	1,510	6,106
Packaging — MSF	18,356	19,007	19,721	19,547	18,946	77,221
Recycling — tons (4)	1,563	1,619	1,589	1,838	1,609	6,655
Kraft bags and sacks — tons	22	23	23	23	24	93

(1)	First quarter 2007 results include 9 weeks of operations for Fine Paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.

(2)	Paper production includes unprocessed rolls and converted paper volumes.

(3)	Containerboard production represents machine production and includes volumes that are further processed into packaging and kraft bags and sacks by company facilities.

(4)	Recycling production includes volumes processed in Weyerhaeuser recycling facilities that are consumed by company facilities and brokered volumes.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
          (in millions)

	March 30,	Dec. 30,
	2008	2007
Assets

Weyerhaeuser
Current assets:
Cash and cash equivalents	$50	$90
Receivables, less allowances	812	700
Inventories	840	826
Prepaid expenses	150	166
Deferred tax assets	150	137
Current assets of discontinued operations	1,111	1,095

Total current assets	3,113	3,014
Property and equipment	4,040	4,199
Construction in progress	324	292
Timber and timberlands at cost, less fee stumpage charged to disposals	3,812	3,769
Investments in and advances to equity affiliates	348	356
Goodwill	948	962
Deferred pension and other assets	2,499	2,446
Restricted assets held by special purpose entities	914	916
Noncurrent assets of discontinued operations	4,048	4,072

	20,046	20,026

Real Estate
Cash and cash equivalents	16	21
Receivables, less allowances	60	63
Real estate in process of development and for sale	1,190	1,270
Land being processed for development	1,675	1,622
Investments in unconsolidated entities, less reserves	43	58
Other assets	458	473
Consolidated assets not owned	268	273

	3,710	3,780

Total assets	$23,756	$23,806

Liabilities

Weyerhaeuser
Current liabilities:
Notes payable and commercial paper	$151	$54
Current maturities of long-term debt	807	507
Accounts payable	537	625
Accrued liabilities	874	969
Current liabilities of discontinued operations	413	452

Total current liabilities	2,782	2,607
Long-term debt	6,058	6,059
Deferred income taxes	2,555	2,554
Deferred pension, other postretirement benefits and other liabilities	1,629	1,652
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	765
Noncurrent liabilities of discontinued operations	755	753

	14,542	14,390

Real Estate
Notes payable and commercial paper	—	—
Long-term debt	956	775
Other liabilities	360	432
Consolidated liabilities not owned	198	228

	1,514	1,435

Shareholders’ Interest

Total liabilities	16,056	15,825
Shareholders’ interest	7,700	7,981

Total liabilities and shareholders’ interest	$23,756	$23,806

PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
          (in millions)
(Weyerhaeuser only, excludes Real Estate)

	Q1		Q2	Q3	Q4	Year-to-date
	March 30,	April 1,	July 1,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2007	2007	2007	2007
Net cash from operations	$(254)	$(187)	$171	$285	$411	$680
Cash paid for property and equipment	$(98)	$(114)	$(140)	$(176)	$(232)	$(662)
Cash paid for timberlands reforestation	$(16)	$(12)	$(12)	$(8)	$(12)	$(44)
Cash received from issuances of debt	$—	$—	$—	$451	$—	$451
Revolving credit facilities, notes and commercial paper borrowings, net	$385	$(162)	$194	$148	$(158)	$22
Payments on debt	$(1)	$(466)	$(1,090)	$(54)	$(3)	$(1,613)
Proceeds from the sale of operations	$21	$1,350	$100	$7	$172	$1,629
Repurchases of common stock	$—	$—	$(22)	$(441)	$(10)	$(473)
PRELIMINARY RESULTS — SUBJECT TO AUDIT